                                    [FRONT]


                             [SHOPNOW.COM INC. LOGO]

COMMON STOCK                                                COMMON STOCK
   NUMBER                                                       SHARES
SPN
   -------------                                            -------------------
INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
THE STATE OF WASHINGTON                                     CERTAIN DEFINITIONS
                                                            CUSIP 82508R 10 5


     THIS CERTIFIES THAT_______________________________________________________


     is the record holder of___________________________________________________


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
OF
                                 SHOPNOW.COM INC
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


SECRETARY                [CORPORATE SEAL]         CHAIRMAN


                                                COUNTERSIGNED AND REGISTERED:
                                                CONTINENTAL STOCK TRANSFER &
                                                TRUST COMPANY (Jersey City, NJ)
                                                TRANSFER AGENT
                                                AND REGISTRAR

                                                By:
                                                     Authorized Officer

                                    [REVERSE]

                                SHOPNOW.COM INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT            Custodian
                  ----------           ------------
                    (Cust)               (Minor)
                  under Uniform Gifts to Minors
                  Act
                      -----------------------------
                            (State)
UNIF TRF MIN ACT         Custodian (until age    )
                 --------                      ---
                  (Cust)
                           under Uniform Transfers
                 ----------
                  (Minor)
to Minors Act
              -------------------------------------
                           (State)

           Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE),

_____________________________________ _________________ __________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                       X
      ----------                             ----------------------------------

                                            X
                                             ----------------------------------

Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  -------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.